Exhibit 10.1

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODIFICATION NO. P00023		3. EFFECTIVE DATE 01/14/2022	4. REQUISITION/PURCHASE REQ. NO. OS288262	5. PROJECT NO. (if applicable) ASPR-22-00229
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (if other than Item 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave., S.W., Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Kady Honeychurch SIGA TECHNOLOGIES, INC. 35 E 6 35 E 62ND ST NEW YORK NY 100658014			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100023C
CODE 1385150		FACILITY CODE	10B. DATED (SEE ITEM 13) 06/01/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers              ☐ is extended.      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule			Net Increase: $219,872.37
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-2 Changes – Cost Reimbursement, Alt V
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516

1.         The purpose of this cost-reimbursement type modification P00023 is to provide supplemental funding in the amount of $219,872.37 to fund budget shortages for CLIN 00005 pursuant to indirect rate redetermination and in accordance with accepted contractor revised CLIN 0005 Shortage Table received 01/14/2022.

2.         The total contract amount funded under this contract (inclusive of fixed fee) is increased by $219,872.37 from $[***] to $[***]. For further provisions on funding, see the Limitations of Costs clause in PART II Section I, Clauses.

3.         The overall revised contract value $[***].

4.         the Contractor is hereby notified that mandatory U.S. Treasury Invoice Processing

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO & EVP			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JOHN K. WARNER
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 15 Feb 2022		16B. UNITED STATES OF AMERICA /s/ John K. Warner (Signature of Contracting Officer)		16C. DATE SIGNED 02/03/2022
Previous edition unusable			STANDARD FORM 30 (REV. 11-2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100023C/P00023			PAGE OF
				2	4
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Platform (IPP) invoice submittal system will be incorporated at yet an undetermined date into this contract upon formal authorization of HHS IPP clause.
	(See block 14 continuation sheet).
	Discount Terms: HHS NET 30P Period of Performance: 09/01/2008 to 02/08/2024
	Change Item 7 to read as follows (amount shown is the obligated amount):
7	ASPR-17-00856 Exercise of CLINS 3 4 5 7 8				219,872.37
	Accounting Info: 2017.1992017.25103 Appr. Yr.: 2017 CAN: 1992017 Object Class: 25103 Funded: $0.00
	Accounting Info: 2019.1992019.25106 Appr. Yr.: 2019 CAN: 1992019 Object Class: 25106 Funded: $0.00
	Accounting Info: 2019.1992018.25106 Appr. Yr.: 2019 CAN: 1992018 Object Class: 25106 Funded: $0.00
	Accounting Info: 2022.1992022.25106 Appr. Yr.: 2022 CAN: 1992022 Object Class: 25106 Funded: $219,872.37
	ASPR-22-00229 CLIN 0005 Phase I - IV DP Stability: funding per re-determined indirect rates Original funding: $959,798.00 + Mod 23 funding $219,872.37 = Revised funding $1,179,670.37
	PSC: AN13 NAICS: 541711 COR is Annie Lu, Ph.D. (202) 604-5814, Xi.Lu@hhs.gov
NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Contract No. HHSO100201100023C	Continuation Sheet Block 14	Page 3 of 4
Mod P00023

5. ARTICLE B.4 ADVANCE UNDERSTANDINGS

The following final indirect cost rates incorporated under modification P00019 remain in effect and apply to the following item 5 and 6 supplemental funding:

●	G&A: [***]

●	Overhead: [***]

●	Fringe: [***]

6. ARTICLE 4.B ADVANCE UNDERSTANDINGS, subsection j. Subcontracts/Consultant Agreements is modified as follows:

Change From		[***]
CLIN	Scope	[***]	[***]	[***]	[***]
0005	Stability and Storage	[***]	[***]	[***]	[***]

Change To		[***]
CLIN	Scope	[***]	[***]	[***]	[***]
0005	Stability and Storage	[***]	[***]	[***]	[***]

7. Article B.5 – Option(s) The pricing (to include the subcontract by Options Period Chart) is updated as follows (adjustments reflect API/Kleptose credit in the amount of -$[***]).

ARTICLE B.5 – OPTION(S)

Change From				[***]
CLINS	Specified Time	Date	Description of Work	[***]	[***]	[***]
CLIN 0005	IV Option 4	12/30/2020-12/30/2020	Scale-Up, Process Validation and DP Stability	[***]	[***]	[***]

Change To				[***]
CLINS	Specified Time	Date	Description of Work	[***]	[***]	[***]
CLIN 0005	IV Option 4	02/08/2024-02/08/2024	Scale-Up, Process Validation and DP Stability	[***]	[***]	[***]

8. ARTICLE C.2. REPORTING REQUIREMENTS, subsection b. Other Reports/Deliverables,
10. FDA Communications, Correspondence and Meeting Summaries is amended as follows:

a)  Within two (2) calendar days of the submission of any communication to the FDA, send copies of the communication to the Project Officer (PO):

b)  Within thirty (30) calendar days of receiving correspondence or meeting with the FDA, submit copies of correspondence or meeting minutes/summaries to the PO.

c)  No mention of BARDA involvement in FDA meeting, BARDA review prior to FDA submissions, notification of FDA IRs to BARDA of correspondences in real time.
FDA Meeting Notification

Contract No. HHSO100201100023C	Continuation Sheet Block 14	Page 4 of 4
Mod P00023

a)  No later than 10 business days prior to the scheduled meeting, or as soon as meeting is scheduled.

b)  Contractor shall forward the dates and times of any meeting with the FDA to BARDA and arrange for appropriate BARDA staff to attend the FDA meetings.

FDA correspondence and meeting minute
Within three (3) calendar days of receiving correspondence from the FDA

FDA Submissions
a)  At least fifteen (15) business days prior to submission to the FDA, or as soon as available.

b)   Contractor shall provide BARDA the opportunity to review and comment upon all draft regulatory documents before submission to the FDA. Contractor shall provide BARDA with an electronic copy of the final FDA submission.

c)  Contractor shall address in writing all concerns raised by BARDA before FDA submission